EXHIBIT 99.1
Office of the United States Trustee

In re:		DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company					Page 1 of 3
		Statement Number:		66
Chapter 11		For the Period FROM:		4/1/2007
Case No. LA 01-44828-SB (Administratively Consolidated with		TO:		4/30/2007
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,925,640.53	$8,634,281.69	$811,523.03

B. Less: Total Disbursements per all Prior Statements		$8,920,014.84	$8,595,624.85	$21,240.52

C. Beginning Balance		$1,273,958.90	$104,613.05	$790,282.51

D. Receipts during Current Period
Description

4/2/2007	Real Networks			$4,000.00
4/11/2007	Wire Transfer		$45,000.00
4/12/2007	Kenny & Co			$23,979.74
4/20/2007	Xeyliv Inc			$20,900.00
4/25/2007	Wire Transfer		$45,000.00
4/25/2007	Kinowelt Home Ent.		$492.50
4/30/2007	Vision Films			$45,858.51
4/30/2007	interest	$5,560.11

TOTAL RECEIPTS THIS PERIOD		$5,560.11	$90,492.50	$94,738.25	—

E. Balance Available (C plus D)		$1,279,519.01	$195,105.55	$885,020.76	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 66	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

4/6/2007		ADP Fees		$225.38
4/9/2007	38751	Bonded Services, Inc		6588.60
4/9/2007	38752	United States Treasury		35.00
4/9/2007		ADP Taxes		7779.88
4/10/2007	8393	Payroll		1357.46
4/10/2007	8394	Payroll		7337.37
4/10/2007	8395	Payroll		1628.87
4/10/2007	8396	Payroll		2888.18
4/11/2007		Wire Transfer	$45,000.00
4/13/2007		ADP Fees		20.00
4/13/2007	38753	Accurate Express		86.66
4/13/2007	38754	Federal Express		70.90
4/13/2007	38755	FilmPool		85.00
4/13/2007	38756	Register of Copyrights		120.00
4/13/2007	38757	Register of Copyrights		95.00
4/13/2007	38758	Register of Copyrights		95.00
4/13/2007	38759	Register of Copyrights		120.00
4/13/2007	38760	Register of Copyrights		95.00
4/13/2007	38761	Register of Copyrights		95.00
4/13/2007	38762	Register of Copyrights		120.00
4/13/2007	38763	Stutman Treister & Glatt		21654.04
4/13/2007	38764	Varien		318.00
4/13/2007	38765	Federal Express		150.95
4/13/2007	38766	Recall		954.52
4/16/2007		Service Charge		147.39
4/23/2007	38767	Accurate Express		30.48
4/23/2007	38768	Arrowhead		26.21
4/23/2007	38769	Blue Shield of California		387.00
4/23/2007	38770	Federal Express		99.13
4/23/2007	38771	Health Net		4644.70
4/23/2007	38772	Los Angeles County Tax Collector		40.24
4/23/2007	38773	Alice P.Neuhauser		386.30
4/23/2007	38774	New Beginnings Enterprises		4174.95
4/23/2007	38775	AT&T		78.70
4/23/2007	38776	AT&T		330.72
4/24/2007	8397	Payroll		1357.45
4/24/2007	8398	Payroll		9026.70
4/24/2007	8399	Payroll		1628.86
4/24/2007	8400	Payroll		2888.19
4/24/2007		ADP Taxes		8215.36
4/25/2007		Wire Transfer	$45,000.00
4/26/2007	38777	Digital Post Services		313.76
4/26/2007	38778	Point 360		52.00
4/27/2007		ADP Fees		262.64
4/30/2007		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$90,000.00	$86,011.59	$50.00	—

G. Ending Balance (E less F)			$1,189,519.01	$109,093.96	$884,970.76	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 66	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£466,288.13	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£231,645.43	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,678.78
Denial Venture	1890-69-6501	$163,264.15
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$13,331.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession